UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 24, 2023, Hillenbrand, Inc. (the “Company”) held its Annual Meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted upon the following proposals:

(1)	the election of four (4) members of the Company’s Board of Directors;

(2)	the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers (“Say on Pay Vote”);

(3)	the approval, by a non-binding advisory vote, of the frequency of future Say on Pay Votes; and

(4)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of four members to the Company’s Board of Directors for terms expiring in 2026:

				Percentage of
				Votes Cast
Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	In Favor
Daniel C. Hillenbrand	57,683,904	343,301	5,534,813	99.41%
Neil S. Novich	55,247,285	2,779,920	5,534,813	95.21%
Kimberly K. Ryan	57,390,264	636,941	5,534,813	98.90%
Inderpreet Sawhney	56,774,101	1,253,104	5,534,813	97.84%

Proposal 2:  Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers (“Say on Pay Vote”):

				Percentage of
				Votes Cast
Votes For	Votes Against	Votes Abstained	Broker Non-Votes	In Favor
56,578,251	1,272,377	176,577	5,534,813	97.80%

Proposal 3:  Approval, by a non-binding advisory vote, of the frequency of future Say on Pay Votes:

One Year	Two Years	Three Years	Abstain
55,407,699	154,749	2,325,896	138,861

Consistent with the greatest number of votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s Named Executive Officers every year until the next advisory vote on the frequency of shareholder votes on the compensation payable to the Company’s Named Executive Officers is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Proposal 4:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023:

			Percentage of
			Votes Cast
Votes For	Votes Against	Votes Abstained	In Favor
63,259,351	466,374	36,293	99.26%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2023	HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer